SafeStitch

MEDICAL

Where Safety Meets Innovation

Endoscopic and Minimally Invasive Surgical Devices

www.SafeStitch.com

OTCBB: SFES

Safe Harbor Statement

- This presentation contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA),regarding product development efforts and other non-historical facts about our expectations, beliefs or intentions regarding our business, technologies and products, financial condition, strategies or prospects. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described in our filings with the Securities and Exchange Commission, as well as risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and treatments. In addition, forward-looking statements may also be adversely affected by general market factors, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new products and indications, manufacturing issues that may arise, patent positions and litigation, among other factors. We do not undertake any obligation to update forward-looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

Founded in 2005

- Charles J. Filipi M.D.
  - Multiple commercially successful medical devices
- Phillip Frost M.D.
  - Former Chairman and CEO of IVAX; Chairman, CEO and President of Opko Health; The Frost Group
- Jane Hsiao Ph.D.
  - Former Vice-Chairman of IVAX; Vice Chairman and CTO of Opko Health; The Frost Group
- Jeffrey G. Spragens
  - Co-founder and Director of North American Vaccine

Big Markets

- Obesity
- GastroEsophageal Reflux Disorder (GERD)
- Barrett's Esophagus
- Inguinal Hernia

Management Team

- **Jeffrey G. Spragens – Chief Executive Officer and President**
  - Founder and Business Manager of SafeStitch LLC; Former Founder and Director of North American Vaccine Corporation; Co-Founder and Director of Foundation for Peace; Co-Founder of Mint Management and Development

- **Stewart B. Davis M.D. – Chief Operating Officer and Secretary**
  - Chief Operating Officer of SafeStitch LLC; Managing Partner and Medical Director of Parasol International; Former Asst. Medical Director of Innovia LLC, InnFocus LLC, InnoGraft LLC and InnCardia LLC

- **Adam S. Jackson – Chief Financial Officer**
  - Former Senior Vice President, Finance and Senior Vice President, Controller of Levitt Corporation; Former Chief Financial Officer of Romika-USA, Inc.

- **Charles J. Filipi M.D. – Medical Director**
  - Founder and Medical Director of SafeStitch LLC; Professor of Surgery at Creighton University School of Medicine; Former President of the American Hernia Society

- **Christian Martin – Director, Product Development**
  - Former Vice President of Engineering Axiotec Inc., Former Principal Engineer Syntheon LLC, 17 plus years of engineering experience

- **Mario Arbesu – Director, Quality Assurance and Regulatory Affairs**
  - Former Quality and Regulatory Consultant, Former Director Product Assurance Syntheon LLC, 13 plus years of engineering, quality and regulatory affairs experience

Board of Directors

- **Jane Hsiao Ph.D.** – Chairman of the Board
- **Jeffrey G. Spragens**
- **Charles J. Filipi M.D.**
- **Steven Rubin**
  - Executive Vice President of Opko Health, The Frost Group, Former Senior Vice President, General Counsel and Secretary of IVAX
- **Richard Pfenniger, Jr.**
  - CEO and President of Continucare Corporation
- **Kevin Wayne**
  - Associate Professor of Business Administration at Rivier College, Co-founder and Former Vice President of Onux Medical, Inc
- **Kenneth Heithoff M.D.**
  - Founder and Director of Center for Diagnostic Imaging

Medical Advisory Board

- Richard Rothstein M.D.
  - Dartmouth University; World Renowned Gastroenterologist; Expert in GERD, Barrett's Esophagus and NOTES
- Raul Rosenthal M.D.
  - Cleveland Clinic; World Renowned Bariatric Surgeon
- Lee Swanstrom M.D.
  - Oregon Clinic; World Renowned Laparoscopic and Endoscopic Surgeon; First Surgeon to perform Transoral NOTES Cholecystectomy in the US
- Glen Lehman M.D.
  - Indiana University; World Renowned Gastroenterologist; Expert in Endoscopic GERD Treatment and ERCP
- Tom DeMeester M.D.
  - University of Southern California (Chairman of Surgery); World Renowned Esophageal Surgeon; Expert in Barrett's Esophagus
- Jeff Peters M.D.
  - University of Rochester (Chairman of Surgery); World Renowned GERD Surgeon; Expert in Barrett's and esophageal dilation

Company Highlights

- License agreement with Creighton University
- September 4, 2007 – Share exchange with Cellular Technical Services Company (OTCBB: CTSC)
- Access to $4M Line of Credit
- January 2008 – Name Change to SafeStitch Medical, Inc. and Symbol Change to SFES
- May 2008 – Raised $4M in a PIPE
- Strong pipeline of products
- Some products anticipated to launch in 2008, others in clinical trials in 2008 & 2009

SafeStitch Pipeline

- Intraluminal Gastroplasty Device
  - For Obesity
  - For GERD
- Barrett's Excision and Ablation Device
- Hernia Device / Novel Surgical Fasteners
- SMART Dilator
- Standard Bite Block
- Airway Bite Block
- T Fastener
- Novel Devices for Natural Orifice Transluminal Endoscopic Surgery (NOTES)

Intraluminal Gastroplasty Device





Daily Mail, Wednesday, October 17, 2007

The obesity crisis

Continued from Page One



'It's a very sad situation. He's become so obese

OBESITY BY NUMBERS

90% of type 2 diabetes sufferers have a body mass index higher than 23.

... pressure is associated with a BMI of 25 or more.

2.4 times higher risk of coronary heart disease and stroke for obese women, and twofold risk for men.

10% of all cancers among non-smokers are linked to obesity.

17in or more neck circumference in men and 16in or more in women is linked with difficulty breathing while asleep, sleepiness during the day and pulmonary hypertension.

'Commitment to bold action'

Daily Mail

$2.25

WEDNESDAY, OCTOBER 17, 2007

www.dailymail.co.uk

PRINTED IN AMERICA WEDNESDAY

Being fat can knock 13 years off your life

OBESITY: DEADLIER THAN SMOKING

OBESITY is more dangerous than smoking and will dramatically shorten the lives of millions, a landmark study has found.

By Daniel Martin
Health Reporter

While smoking reduces life by an average of ten years, the research says being seriously overweight can cut life expectancy by as much as 13 years.

The Foresight report, written by 250 leading scientists, says Britain's obesity crisis is so severe that it would take at least 30 years to reverse.

If current trends continue, by 2050 about 60 per cent of men, 50 per cent of women and 25 per cent of children in the UK will be clinically obese ... so fat that their health is in danger. At present around a quarter of adults are obese.

The effects of this on the nation's health will be devastating. The report expects type 2 diabetes to rise by 70 per cent, strokes to go up by [illegible] per cent and [illegible] per cent [illegible] in coronary disease. The rates of certain cancers will also

Turn to Page 4

Obesity Trends in the U.S.

(*BMI ≥30, or ~ 30 lbs overweight for 5′ 4″ person)



2007
CDC
No Data
<10%
10%–14%
15%–19%
20%–24%
25%–29%
≥30%

Obesity

- Linked to heart disease, diabetes and many other health issues
- Current procedures for obese patients have become household terms (gastric bypass, stomach stapling, lap band)
- All existing procedures involve abdominal surgery
- High risk patients, with high morbidity and mortality for these procedures
- Currently, 350,000 – 400,000 bariatric procedures are performed Worldwide, each year
- Procedures cost $15,000 to $70,000

SafeStitch Obesity Procedure

- Advantages:
  - Outpatient procedure
  - Safer
  - Faster recovery
  - Durability of effect
  - Significant cost reduction
- Clinical trials expected to begin in early 2009
- Non-U.S. Sales anticipated Q4 2010, U.S. Q1 2011


Obesity Gastroplasty
Excision beds in posterior and anterior walls
Step 1
Step 2
Step 3

GERD

- GastroEsophageal Reflux Disorder (GERD)
  - Heartburn, indigestion
- Multibillion market in pharmaceuticals alone
- GERD can lead to Barrett's Esophagus, which may lead to cancer
- 200,000 to 250,000 GERD procedures are currently performed Worldwide, each year

SafeStitch GERD Procedure

- Same design
- Advantages:
  - Outpatient procedure
  - Safer
  - Easier and Quicker
  - Durability of effect
  - Significant cost reduction
- Clinical trials expected to begin in early 2009
- Non-U.S. Sales anticipated Q4 2010, U.S. Q1 2011


GERD Gastroplasty

Barrett's Excision and Strip Mucosal Device

- For treatment and diagnosis of Barrett's Esophagus
  - Condition in which the esophagus changes so that some of its lining is replaced by a type of tissue similar to that normally found in the intestine, intestinal metaplasia
  - GERD is most common cause
  - May lead to esophageal cancer
- Conservatively, ~1 million patients in U.S., more Worldwide

Barrett's Excision and Strip Mucosal Device

- Advantages:
  - Large piece of tissue excised; can be sent for histology
  - Clean margins
  - Easier and Quicker
  - Cost reduction
- Clinical trials expected to begin in 2009



Mucosa
Muscularis mucosa
Submucosa
Muscularis propia
4.0 Centimeter Long Barrett's Excision Strip
Excision bed

AMID Stapler

Hernia Device / Novel Surgical Fasteners

- Can be used for Hernia repair and other surgical procedures (skin stapling)
- Hernia market is 800,000 to 1 million inguinal surgeries per year in the U.S.
- Worldwide, incidence is consistent with U.S. percentages
- Device is being developed with Parviz Amid MD
  - UCLA; World Renowned Inguinal Hernia Surgeon; Popularized Lichtenstein (mesh) repair (90% of hernia repairs worldwide are done by this method)

AMID Stapler

Hernia Device / Novel Surgical Fasteners

- New type of stapler and staple will replace current hand-suturing procedure
- For Lichtenstein repair, The Amid stapler will:
  - Make the procedure easier, faster and safer
  - Reduce post-operative pain
  - Allow skin closure with the same device
- Clinical Evaluations expected in 2009
- Sales anticipated Q1 2010



SMART Dilator

- 800,000 dilations of esophageal strictures are performed annually in the U.S.; ~2 million Worldwide
- Perforation Rate: ~1.1%
- Important Features
  - Visual feedback force gauge handle
  - Tapered tip
  - Endoscope channel through entire device
  - Disposable: other disposable dilators sell for $150 – $250
- 510(k) FDA approval anticipated Q4 2008
- IRB approved clinical evaluation to begin in Q3 2008
- Commercialization anticipated early 2009

SMART Dilator






40F
44F
48F
52F
56F
60F
DILATION SIZE
DILATION SIZE
30
35
40
SMART DILATOR TUBE MARKING AT PROXIMAL EDGE OF BITE BLOCK
30
PROXIMAL EDGE
OF STRICTURE
INSTRUCTIONS FOR USE:
1. MOVE INNER WHEEL TO SET DEPTH OF PROXIMAL EDGE OF STRICTURE IN GREEN BOX
2. INITIATE PROCEDURE
3. OBSERVE DILATOR TUBE MARKING AT PROXIMAL EDGE OF BITE BLOCK
4. DILATION SIZE (BLACK ON RED) CORRESPONDS TO DEPTH INDICATED IN BLUE
DILATION SIZE INDICATOR (c)2008
SAFESTITCH
MEDICAL

Standard Bite Block

- Approximately 18 – 20M upper endoscopies done per year Worldwide and all procedures need bite blocks to prevent injury to endoscopes and the patients' teeth
- Class I, 510(k) exempt device
- Advantages:
  - Harder to expel from mouth
  - Softer material
  - Superior crush resistance
  - Larger working inner diameter
- Clinical evaluation completed in Q3 2008 and marketing plans are being developed



Airway Bite Block

- Approximately 5M upper endoscopies done worldwide each year, on obese patients
- The majority of these patients have airway problems during procedure, which require some intervention
- Class I, 510(k) exempt device
- Advantages:
  - Novel design integrating Standard Bite Block and Oral-Pharyngeal airway
  - Softer Material
  - Superior crush resistance
  - Larger working inner diameter
- IRB approved clinical evaluation began in Q3 2008 and marketing plans are being developed



Manufacturing

- Standard and Airway Bite Blocks are being manufactured in Taiwan
  - Injection molding
- SMART Dilator
  - Injection molding and extrusion being done using contract manufacturers

T Fastener

- For Upper GI Bleeding and closing gastrotomies following NOTES
- T Fastener can be placed using multi-firing endoscopic device
- High mortality rate due to Upper GI bleeding
  - Needs to be treated quickly and effectively

Novel Devices for NOTES

- IP for multiple devices:
  - Magnetic retractors
  - Device for closing gastrotomies following NOTES
  - NOTES access platforms

Summary

- Large, important and growing markets
  - Obesity, GERD, Barrett's and Inguinal Hernia
  - Multibillion markets, currently
- Unique devices
  - Outpatient and minimally invasive
- Reduce cost to society from obesity and obesity-related diseases

SafeStitch Medical

Where Safety Meets Innovation

- Contact:

  Jeffrey Spragens – CEO & President
  Stewart Davis M.D. – COO
  4400 Biscayne Boulevard
  Suite 670
  Miami, FL 33137
  (305) 575-6000
  (305) 575-4130 Fax
  www.SafeStitch.com